MUNIYIELD
                                                                      QUALITY
                                                                      FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 2000

MUNIYIELD QUALITY FUND, INC.

The Benefits and
Risks of
Leveraging

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                    MuniYield Quality Fund, Inc., April 30, 2000

DEAR SHAREHOLDER

For the six months ended April 30, 2000, the Common Stock of MuniYield Quality Fund, Inc. earned $0.408 per share income dividends, which included earned and unpaid dividends of $0.681. This represents a net annualized yield of 6.03%, based on a month-end per share net asset value of $13.58. Over the same period, the total investment return on the Fund's Common Stock was +3.86%, based on a change in per share net asset value from $13.54 to $13.58, and assuming reinvestment of $0.410 per share income dividends.

For the six-month period ended April 30, 2000, the average yields of the Fund's Auction Market Preferred Stock were: Series A, 4.20%; Series B, 3.92%; Series C, 3.42%; and Series D, 3.88%.

The Municipal Market Environment

Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six-month period ended April 30, 2000, we maintained our slightly-above neutral portfolio structure. We adopted this position in part because the municipal bond market offered higher yields not seen since mid-1996. Municipal bonds yields also reached or exceeded those of taxable US Treasury bonds, and we believed it was advantageous to lock in these high absolute yields. Our portfolio strategy continues to focus on seeking to increase current yield. During periods of bond strength, we pursued this goal by exchanging lower-coupon bonds for higher-coupon bonds. We implemented this strategy in an effort to raise shareholder income and lower the volatility of the Fund's net asset value. Additionally, an increase in current yield would help offset rising short-term interest rates experienced by the Fund's leveraged portfolio and paid to the Fund's Preferred Stock shareholders. (For a complete explanation of the benefits and risks of leveraging, please see page 1 of this report to shareholders.)


                                     2 & 3

                                    MuniYield Quality Fund, Inc., April 30, 2000

Given the current economic backdrop of generally rising Federal Fund rates and unusually strong domestic economic growth, we do not anticipate moving to a more aggressive investment approach. We intend to remain substantially invested and pursue strategies that would increase current yield. We also expect to maintain our investments in high-quality bonds. At April 30, 2000, 83.2% of the Fund was invested in securities rated A or better by at least one of the major rating agencies. Should the Federal Reserve Board move dramatically to rein in the domestic economy (as it did after the close of the period when it raised interest rates on May 16, 2000), we would take steps to participate in any bond market rally.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and
Portfolio Manager

May 30, 2000

We are pleased to announce that Michael A. Kalinoski is responsible for the day-to-day management of MuniYield Quality Fund, Inc. Mr. Kalinoski has been employed by Merrill Lynch Asset Management, L.P. since 1999 as a Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal trader with Strong Capital Management.

PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------
                                                                 Shares Voted  Shares Withheld
                                                                      For        From Voting
-------------------------------------------------------------------------------------------------
1.  To elect the Fund's Board of Directors:  Terry K. Glenn       17,661,654       322,406
                                             James H. Bodurtha    17,658,044       326,016
                                             Herbert I. London    17,658,044       326,016
                                             Roberta Cooper Ramo  17,658,044       326,016
                                             Arthur Zeikel        17,656,799       327,261
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                        For          Against        Abstain
----------------------------------------------------------------------------------------------------------------
2.  To ratify the selection of Deloitte & Touche LLP as the Fund's
    independent auditors for the current fiscal year.                17,728,488      101,232        154,341
----------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2000, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A, B, C and D) voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------
                                                                 Shares Voted  Shares Withheld
                                                                      For        From Voting
-------------------------------------------------------------------------------------------------
1.  To elect the Fund's Board of Directors: Terry K. Glenn,
    James H. Bodurtha, Herbert I. London, Joseph L. May,
    Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel
    as follows:
                              Series A                                720              0
                              Series B                              1,381             54
                              Series C                              1,187            140
                              Series D                              1,997              3


----------------------------------------------------------------------------------------------------------------
                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                        For          Against        Abstain
----------------------------------------------------------------------------------------------------------------
2.  To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                              Series A                                   720           0                0
                              Series B                                 1,435           0                0
                              Series C                                 1,187           0              140
                              Series D                                 1,996           3                1
----------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                    MuniYield Quality Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P     Moody's    Face
STATE                    Ratings   Ratings   Amount    Issue                                                                 Value
====================================================================================================================================
Alaska--1.1%             AAA       Aaa       $ 1,160   Anchorage, Alaska, Water Revenue Refunding Bonds, 6%
                                                       due 9/01/2024 (a)                                                    $  1,163
                         -----------------------------------------------------------------------------------------------------------
                         NR*       NR*         6,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                       (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                5,842
====================================================================================================================================
Arizona--0.5%            AAA       Aaa         3,000   Mesa, Arizona, IDA, Revenue Bonds (Discovery Health
                                                       System), Series A, 5.875% due 1/01/2014 (h)                             3,073
====================================================================================================================================
California--1.1%         AAA       Aaa         7,500   California Health Facilities Finance Authority, Revenue
                                                       Refunding Bonds (Sutter Health), Series A, 5.35% due 8/15/2028 (h)      6,862
====================================================================================================================================
Colorado--7.6%                                         Colorado HFA, Revenue Bonds (S/F Program):
                         NR*       Aa2         1,855     AMT, Senior Series A-1, 7.40% due 11/01/2027                          1,992
                         NR*       Aa2         3,000     Senior Series B-3, 6.50% due 10/01/2029                               3,101
                         -----------------------------------------------------------------------------------------------------------
                         NR*       Aa2        12,500   Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                                       AMT, Senior Series A-2, 6.60% due 5/01/2028                            12,708
                         -----------------------------------------------------------------------------------------------------------
                                                       Colorado Health Facilities Authority, Hospital Revenue Bonds,
                                                         Series A (i):
                         NR*       Aaa         1,350   (P/SL Healthcare System Project), 6.875% due 2/15/2003                  1,439
                         NR*       Aaa         4,550   (Swedish Medical Center Project), 6.80% due 1/01/2003                   4,834
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         5,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                         Series D, 7.75% due 11/15/2013 (h)                                    5,941
                         -----------------------------------------------------------------------------------------------------------
                                                       Denver, Colorado, City and County Airport Revenue Refunding Bonds (h):
                         AAA       Aaa         8,535     Series A, 5.50% due 11/15/2025                                        8,023
                         AAA       Aaa         5,000     Series E, 5.25% due 11/15/2023                                        4,513
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         3,500   Jefferson County, Colorado, School District Number R-001,
                                                       GO, Refunding, 6.50% due 12/15/2010 (h)                                 3,850
====================================================================================================================================
District of Columbia--                                 District of Columbia, GO, Refunding, Series B (f):
4.4%                     AAA       Aaa         7,500     5.50% due 6/01/2013                                                   7,431
                         AAA       Aaa         4,500     5.50% due 6/01/2014                                                   4,430
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         4,000   District of Columbia, GO, Series A, 5.50% due 6/01/2012 (f)             3,986
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         3,000   District of Columbia, Revenue Refunding Bonds (Catholic University
                                                       America Project), 5.625% due 10/01/2029 (a)                             2,857
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa        10,000   Washington D.C., Convention Center Authority, Dedicated Tax Revenue
                                                       Bonds, Senior Lien, 4.75% due 10/01/2028 (a)                            8,122
====================================================================================================================================
Florida--1.3%            AAA       Aaa         3,000   Dade County, Florida, Water and Sewer System Revenue Bonds,
                                                       5.25% due 10/01/2026 (d)                                                2,726
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         3,000   Orange County, Florida, Tourist Development Tax Revenue
                                                       Refunding Bonds, 5.125% due 10/01/2021 (h)                              2,709
                         -----------------------------------------------------------------------------------------------------------
                         NR*       B1          2,840   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education
                                                       and Research Foundation Project), Series A, 7% due 9/01/2024            2,578
====================================================================================================================================
Georgia--1.7%            AA        Aa3         4,825   Atlanta, Georgia, GO, Series A, 6.125% due 12/01/2004 (i)               5,114
                         -----------------------------------------------------------------------------------------------------------
                         A         A3          4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                       (Oglethorpe Power Corporation--Scherer), Series A,
                                                       6.80% due 1/01/2011                                                     5,240
====================================================================================================================================
Illinois--16.1%                                        Chicago, Illinois, Board of Education, GO (Chicago School
                                                       Reform Project) (a):
                         AAA       Aaa        10,000     5.75% due 12/01/2027                                                  9,652
                         AAA       Aaa        32,085     Series A, 5.25% due 12/01/2027                                       28,468
                         AAA       Aaa         6,385     Series A, 5.25% due 12/01/2030                                        5,629
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa        12,495   Chicago, Illinois, GO (Lakefront Millennium Parking Facilities),
                                                       5.125% due 1/01/2028 (h)                                               10,832
                         -----------------------------------------------------------------------------------------------------------
                         BBB-      Baa1        2,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                                       Revenue Refunding Bonds (American Airlines Inc. Project),
                                                       8.20% due 12/01/2024                                                    2,179
                         -----------------------------------------------------------------------------------------------------------
                         NR*       Aaa         3,000   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A,
                                                       6.35% due 10/01/2030 (l)                                                3,042
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         4,500   Chicago, Illinois, Sales Tax Revenue Refunding Bonds,
                                                       5.25% due 1/01/2028 (d)                                                 3,991
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         2,500   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                       Second Lien, 5.25% due 1/01/2028 (a)                                    2,217
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         5,000   Chicago, Illinois, Water Revenue Refunding Bonds,
                                                       5.25% due 11/01/2027 (d)                                                4,438
                         -----------------------------------------------------------------------------------------------------------
                         BBB+      Baa1       15,000   Illinois Development Finance Authority, PCR, Refunding
                                                       (Illinois Power Company Project), Series A, 7.375% due 7/01/2021       15,851
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         2,130   Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                                       Home Lake Project), Series B, 6.25% due 9/01/2017 (f)                   2,181
                         -----------------------------------------------------------------------------------------------------------
                         NR*       A1          3,750   Illinois Student Assistance Commission, Student Loan Revenue
                                                       Refunding Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015               3,863
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         6,800   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                       State Tax Revenue Refunding Bonds (McCormick Place Expansion
                                                       Project), Series A, 5.25% due 6/15/2027 (a)                             6,058
====================================================================================================================================
Indiana--5.7%                                          De Kalb County, Indiana, Redevelopment Authority Revenue Bonds
                                                       (Mini-Mill), Series A (b):
                         AAA       NR*         3,000     6.50% due 1/15/2014                                                   3,141
                         AAA       NR*         3,220     6.625% due 1/15/2017                                                  3,432
                         -----------------------------------------------------------------------------------------------------------
                         AAA       NR*         2,500   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                       Series A, 6.875% due 2/01/2012                                          2,691
                         -----------------------------------------------------------------------------------------------------------
                         BBB       Baa2        9,800   Indianapolis, Indiana, Airport Authority, Special Facilities
                                                       Revenue Bonds (Federal Express Corporation Project), AMT,
                                                       7.10% due 1/15/2017                                                    10,131
                         -----------------------------------------------------------------------------------------------------------
                         AA        NR*        15,000   Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                       Refunding Bonds, Series D, 6.75% due 2/01/2020                         15,770
====================================================================================================================================


================================================================================
Portfolio
Abbreviations

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                     6 & 7

                                    MuniYield Quality Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P     Moody's    Face
STATE                    Ratings   Ratings   Amount    Issue                                                                 Value
====================================================================================================================================
Kansas--0.6%                                           Kansas City, Kansas, Utility System Revenue Refunding Bonds (d):
                         AAA       NR*       $ 1,140     6.375% due 9/01/2004 (i)                                           $  1,220
                         AAA       Aaa         2,360     6.375% due 9/01/2023                                                  2,436
====================================================================================================================================
Kentucky--3.7%           AAA       Aaa         4,850   Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                                       Series B, 6.625% due 7/01/2026 (e)                                      4,942
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         6,570   Lexington-Fayette Urban County Government, Kentucky, Governmental
                                                       Program Revenue Bonds (University of Kentucky Alumni Association Inc.
                                                       Project), 6.75% due 11/01/2004 (h)(i)                                   7,140
                         -----------------------------------------------------------------------------------------------------------
                         NR*       NR*         5,250   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                       (TJ International Project), AMT, 7% due 6/01/2024                       5,343
                         -----------------------------------------------------------------------------------------------------------
                         A+        A1          5,000   Trimble County, Kentucky, PCR, AMT, Series B, 6.55% due 11/01/2020      5,158
====================================================================================================================================
Massachusetts--5.8%                                    Massachusetts Bay Transportation Authority, Massachusetts,
                                                       Revenue Refunding Bonds (General Transportation System):
                         AA-       Aa2         3,730     Series A, 7% due 3/01/2011                                            4,234
                         AA-       Aa2         3,550     Series A, 7% due 3/01/2014                                            4,069
                         AAA       Aaa        17,845     Series B, 5% due 3/01/2028 (h)                                       15,331
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         6,000   Massachusetts State, HFA, Housing Development Revenue Refunding Bonds,
                                                       Series B, 5.40% due 12/01/2028 (h)                                      5,442
                         -----------------------------------------------------------------------------------------------------------
                                                       Massachusetts State, HFA, S/F Housing Revenue Bonds:
                         A+        Aa3         3,500     Series 33, 6.35% due 6/01/2017                                        3,568
                         A+        Aa3         2,865     Series 37, 6.35% due 6/01/2017                                        2,888
====================================================================================================================================
Michigan--1.9%           BBB       Baa1       12,650   Dickinson County, Michigan, Economic Development Corporation, PCR,
                                                       Refunding (Champion International Corporation Project),
                                                       5.85% due 10/01/2018                                                   11,761
====================================================================================================================================
Missouri--0.3%           AAA       NR*         2,000   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                       Bonds, Series C-1, 6.55% due 9/01/2028 (l)                              2,095
====================================================================================================================================
Nebraska--2.5%           AAA       NR*         6,000   Nebraska Investment Finance Authority, S/F Housing Revenue Refunding
                                                       Bonds, AMT, Series A, 5.75% due 9/01/2025                               6,012
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         9,000   Nebraska Public Power District Revenue Bonds, Power Supply System,
                                                       Series A, 5.25% due 1/01/2005 (h)(i)                                    9,152
====================================================================================================================================
Nevada--1.3%             BBB+      Baa1        1,980   Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic
                                                       Healthcare West), Series A, 6.20% due 7/01/2009                         1,943
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         5,710   Washoe County, Nevada, School District, GO, 5.875% due 6/01/2017 (f)    5,774
====================================================================================================================================
New Hampshire--0.6%      NR*       NR*         3,410   New Hampshire Higher Educational and Health Facilities Authority,
                                                       Revenue Refunding Bonds (Saint Anselm College), 6.20% due
                                                       7/01/2003 (i)                                                           3,581
====================================================================================================================================
New York--11.4%          AAA       Aaa        14,910   Long Island Power Authority, New York, Electric System Revenue
                                                       Refunding Bonds, Series A, 5.25% due 12/01/2026 (h)                    13,396
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         8,085   New York City, New York, City Municipal Water Finance Authority,
                                                       Water and Sewer System Revenue Bonds, RITR, Series FR-6, 5.945%
                                                       due 6/15/2026 (h)(j)                                                    7,741
                         -----------------------------------------------------------------------------------------------------------
                         AAA       NR*         4,030   New York City, New York, City Municipal Water Finance Authority,
                                                       Water and Sewer System Revenue Refunding Bonds, Series B,
                                                       5.25% due 6/15/2029 (f)                                                 3,596
                         -----------------------------------------------------------------------------------------------------------
                                                       New York City, New York, GO:
                         A-        A3          5,000     Series B, 5.875% due 8/15/2013                                        5,076
                         A-        A3          9,055     Series F, 5.75% due 2/01/2019                                         8,872
                         A-        A3          5,000     Series K, 6.25% due 4/01/2006 (i)                                     5,344
                         -----------------------------------------------------------------------------------------------------------
                                                       New York City, New York, GO, Refunding:
                         A-        A3          5,000     Series E, 6.50% due 2/15/2006                                         5,288
                         A-        A3          8,825     Series G, 5.75% due 2/01/2017                                         8,740
                         A-        A3          2,315     Series J, 6% due 8/01/2017                                            2,348
                         -----------------------------------------------------------------------------------------------------------
                                                       New York State Dormitory Authority, Revenue Refunding Bonds:
                         BBB+      Baa1        5,000     (Mount Sinai Health), Series A, 6.625% due 7/01/2019                  5,044
                         AAA       Aaa         3,485     (Saint Vincent's Hospital and Medical Center),
                                                         5.75% due 8/01/2015 (a)(e)                                            3,501
                         -----------------------------------------------------------------------------------------------------------
                                                       New York State Local Government Assistance Corporation Revenue
                                                       Bonds, Series A:
                         AA-       NR*           180     6% due 4/01/2005 (i)                                                    190
                         AA-       A3            820     6% due 4/01/2016                                                        835
====================================================================================================================================
North Dakota--2.0%       AAA       Aaa        13,500   Oliver County, North Dakota, PCR, Refunding (Square Butte Electric
                                                       Cooperative), Series A, 5.30% due 1/01/2027 (a)                        12,127
====================================================================================================================================
Ohio--0.8%               AA        NR*         2,000   Jackson, Ohio, Hospital Facilities Revenue Bonds (Consolidated
                                                       Health System--Jackson Hospital), 6.125% due 10/01/2020                 1,992
                         -----------------------------------------------------------------------------------------------------------
                         AA+       Aa1         2,750   Ohio State, GO, Infrastructure Improvement, Series B, 5% due 2/01/2016  2,565
====================================================================================================================================
Oklahoma--0.3%                                         Tulsa, Oklahoma, Airports Improvement Trust, General Revenue Bonds
                                                       (Tulsa International Airport), AMT, Series B (d):
                         AAA       Aaa         1,000     6% due 6/01/2019                                                        995
                         AAA       Aaa         1,000     6.125% due 6/01/2026                                                    992
====================================================================================================================================
Pennsylvania--0.7%       AAA       Aaa         2,000   Allegheny County, Pennsylvania, Port Authority, Special
                                                       Transportation Revenue Bonds, 6% due 3/01/2019 (h)                      2,034
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         2,500   Pittsburgh and Allegheny County, Pennsylvania, Public Auditorium
                                                       Revenue Bonds (Regional Asset District Sales Tax),
                                                       5.25% due 2/01/2031 (a)                                                 2,235
====================================================================================================================================
Rhode Island--0.4%       AAA       Aaa         2,500   Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (f)         2,459
====================================================================================================================================
South Carolina--4.3%     A         A1         10,000   Fairfield County, South Carolina, PCR (South Carolina Electric
                                                       and Gas Company), 6.50% due 9/01/2014                                  10,530
                         -----------------------------------------------------------------------------------------------------------
                         BBB+      Baa1        8,000   Richland County, South Carolina, Solid Waste Disposal Facilities
                                                       Revenue Bonds (Union Camp Corporation Project), AMT,
                                                       Series A, 6.75% due 5/01/2022                                           8,123
                         -----------------------------------------------------------------------------------------------------------
                         NR*       NR*         3,800   Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                       Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                  4,024
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         3,750   York County, South Carolina, School District Number 4, Fort Mill,
                                                       GO, Series A, 5.80% due 3/01/2024 (f)                                   3,730
====================================================================================================================================
South Dakota--0.9%       AAA       Aa1         5,500   South Dakota, HDA, Homeownership Mortgage Revenue Refunding Bonds,
                                                       Series A, 6.45% due 5/01/2022                                           5,567
====================================================================================================================================


                                     8 & 9

                                    MuniYield Quality Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P     Moody's    Face
STATE                    Ratings   Ratings   Amount    Issue                                                                 Value
====================================================================================================================================
Tennessee--0.8%          AAA       Aaa       $ 5,000   Memphis--Shelby County, Tennessee, Airport Authority, Airport
                                                       Revenue Bonds, AMT, Series D, 6.25% due 3/01/2018 (a)                 $ 5,162
====================================================================================================================================
Texas--8.8%              BBB-      Baa1        1,100   Alliance Airport Authority, Inc., Texas, Special Facilities
                                                       Revenue Bonds (American Airlines Inc.
                                                       Project), AMT, 7% due 12/01/2011                                        1,185
                         -----------------------------------------------------------------------------------------------------------
                         NR*       Aaa         1,000   Bell County, Texas, Health Facilities Development Revenue Bonds
                                                       (Lutheran General Health Care System), 6.50% due 7/01/2019 (c)          1,066
                         -----------------------------------------------------------------------------------------------------------
                         BBB-      Baa1        2,800   Dallas-Fort Worth, Texas, International Airport Facilities,
                                                       Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                                       AMT, 6.375% due 5/01/2035                                               2,660
                         -----------------------------------------------------------------------------------------------------------
                                                       Gregg County, Texas, Health Facilities Development Corporation,
                                                       Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                         AA        NR*         3,000     6.875% due 10/01/2020                                                 3,161
                         AA        NR*         2,600     6.375% due 10/01/2025                                                 2,608
                         -----------------------------------------------------------------------------------------------------------
                         NR*       NR*         5,000   Harris County, Texas, Health Facilities Development
                                                       Corporation, Hospital Revenue Bonds (Memorial Hospital System
                                                       Project), Series A, 6.60% due 6/01/2004 (i)                             5,347
                         -----------------------------------------------------------------------------------------------------------
                         A1+       NR*           200   Harris County, Texas, Health Facilities Development
                                                       Corporation, Hospital Revenue Refunding Bonds (Methodist
                                                       Hospital), VRDN, 5.80% due 12/01/2025 (k)                                 200
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa        10,000   Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                                       Lien, Series C, 5.375% due 12/01/2027 (d)                               9,138
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa        16,710   Houston, Texas, Water and Sewer System Revenue Refunding Bonds,
                                                       Junior Lien, Series A, 5.375% due 12/01/2027 (d)                       15,269
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         2,360   Texas Housing Agency, Residential Development Mortgage Revenue
                                                       Bonds, Series A, 7.50% due 7/01/2015 (e)(g)                             2,427
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         6,070   Texas Technology University Revenue Refunding and Improvement
                                                       Bonds (Financing System), 6th Series, 5.25% due 2/15/2015 (a)           5,799
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         4,600   Travis County, Texas, Health Facilities Development Corporation
                                                       Revenue Refunding Bonds (Ascension Health Credit), Series A,
                                                       6.25% due 11/15/2014 (h)                                                4,813
====================================================================================================================================
Utah--3.0%               AA        Aa2        15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                                       Hospitals Incorporated), 6.30% due 2/15/2015                           16,002
                         -----------------------------------------------------------------------------------------------------------
                         A-        NR*         2,710   West Valley City, Utah, Redevelopment Agency, Tax Increment
                                                       Revenue Bonds, 6% due 3/01/2024                                         2,588
====================================================================================================================================
Virginia--4.6%           AAA       Aaa         6,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                       Refunding Bonds, AMT, Series A, 6.05% due 2/01/2009 (a)                 6,329
                         -----------------------------------------------------------------------------------------------------------
                                                       Norfolk, Virginia, GO, Capital Improvement (d):
                         AAA       Aaa         2,190     5.375% due 6/01/2016                                                  2,147
                         AAA       Aaa         2,190     5.375% due 6/01/2017                                                  2,129
                         -----------------------------------------------------------------------------------------------------------
                         AA+       Aa1        17,435   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                       Series A, 7.15% due 1/01/2033                                          17,783
====================================================================================================================================
Washington--1.5%         AA+       Aa1         6,000   Washington State, GO, Series A & AT-6, 6.25% due 2/01/2011              6,448
                         -----------------------------------------------------------------------------------------------------------
                         AAA       Aaa         2,825   Washington State Public Power Supply System, Revenue Refunding
                                                       Bonds (Nuclear Project No. 2), Series A, 5.70% due 7/01/2011 (a)        2,862
====================================================================================================================================
West Virginia--0.8%      A         A2          5,000   Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                       Bonds (Weyerhaeuser Company Project), AMT, 6.50% due 4/01/2025          4,945
====================================================================================================================================
Wisconsin--0.7%          AA        Aa3         3,800   Wisconsin Housing and EDA, Housing Revenue Bonds, AMT, Series D,
                                                       7.20% due 11/01/2013                                                    3,986
====================================================================================================================================
                         Total Investments (Cost--$597,217)--97.2%                                                           595,587
                         Other Assets Less Liabilities--2.8%                                                                  17,465
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $613,052
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(l)   FNMA/GNMA Collateralized.
*     Not Rated.

See Notes to Financial Statements.

================================================================================
Quality Profile

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

-------------------------------------------------------
                                        Percent of
S&P Rating/Moody's Rating               Net Assets
-------------------------------------------------------
AAA/Aaa...............................     54.3%
AA/Aa.................................     17.8
A/A...................................     11.1
BBB/Baa...............................      9.6
B/B...................................      0.4
NR (Not Rated)........................      3.9
Other*................................      0.1
-------------------------------------------------------
* Temporary investments in short-term municipal securities.


                                    10 & 11

                                    MuniYield Quality Fund, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of April 30, 2000
===================================================================================================================================
Assets:              Investments, at value (identified cost--$597,217,130) ..........................                  $595,586,916
                     Cash ...........................................................................                        89,016
                     Receivables:
                       Securities sold .............................................................. $ 11,703,881
                       Interest .....................................................................   11,495,359       23,199,240
                                                                                                      ------------
                     Prepaid expenses and other assets ..............................................                       143,101
                     Total assets ...................................................................                   619,018,273
                                                                                                                       ------------
===================================================================================================================================
Liabilities:         Payables:
                       Securities purchased .........................................................    5,074,291
                       Dividends to shareholders ....................................................      647,825
                       Investment adviser ...........................................................      203,536        5,925,652
                                                                                                      ------------
                     Accrued expenses and other liabilities .........................................                        40,373
                                                                                                                       ------------
                     Total liabilities ..............................................................                     5,966,025
                                                                                                                       ------------
===================================================================================================================================
Net Assets:          Net assets .....................................................................                  $613,052,248
                                                                                                                       ============
===================================================================================================================================
Capital:             Capital Stock (200,000,000 shares authorized):
                       Preferred Stock, par value $.05 per share (8,000 shares of AMPS* issued
                       and outstanding at $25,000 per share liquidation preference) .................                  $200,000,000
                       Common Stock, par value $.10 per share (30,425,258 shares issued and outstanding) ................................................................. $  3,042,526
                     Paid-in capital in excess of par ...............................................  423,867,420
                     Undistributed investment income--net ...........................................    4,440,062
                     Accumulated realized capital losses on investments--net ........................  (16,667,546)
                     Unrealized depreciation on investments--net ....................................   (1,630,214)
                                                                                                      ------------
                     Total--Equivalent to $13.58 net asset value per share of Common Stock
                     (market price--$11.625) ........................................................                   413,052,248
                                                                                                                       ------------
                     Total capital ..................................................................                  $613,052,248
                                                                                                                       ============
===================================================================================================================================

*Auction Market Preferred Stock
See Notes to Financial Statements

STATEMENT OF OPERATIONS

                     For the Six Months Ended April 30, 2000
===================================================================================================================================
Investment           Interest and amortization of premium and discount earned .......................                  $ 18,110,005
Income:
===================================================================================================================================
Expenses:            Investment advisory fees ....................................................... $  1,520,721
                     Commission fees ................................................................      253,332
                     Transfer agent fees ............................................................       76,671
                     Accounting services ............................................................       50,178
                     Professional fees ..............................................................       42,911
                     Listing fees ...................................................................       18,781
                     Custodian fees .................................................................       17,663
                     Printing and shareholder reports ...............................................       14,214
                     Directors' fees and expenses ...................................................       12,157
                     Pricing fees ...................................................................        9,009
                     Other ..........................................................................       20,106
                                                                                                      ------------
                     Total expenses .................................................................                     2,035,743
                                                                                                                       ------------
                     Investment income--net .........................................................                    16,074,262
                                                                                                                       ------------
===================================================================================================================================
Realized &           Realized loss on investments--net ..............................................                    (5,762,260)
Unrealized           Change in unrealized depreciation on investments--net ..........................                     7,188,637
Gain (Loss) on                                                                                                         ------------
Investments--Net:    Net Increase in Net Assets Resulting from Operations ...........................                  $ 17,500,639
                                                                                                                       ============
===================================================================================================================================

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
                     Increase (Decrease) in Net Assets:                                              April 30, 2000    Oct 31, 1999
===================================================================================================================================
Operations:          Investment income--net ......................................................... $ 16,074,262     $ 32,656,202
                     Realized loss on investments--net ..............................................   (5,762,260)      (1,376,602)
                     Change in unrealized appreciation/depreciation on investments--net .............    7,188,637      (60,738,769)
                                                                                                      ------------     ------------
                     Net increase (decrease) in net assets resulting from operations ................   17,500,639      (29,459,169)
                                                                                                      ------------     ------------
===================================================================================================================================
Dividends to         Investment income--net:
Shareholders:          Common Stock .................................................................  (12,486,526)     (26,156,777)
                       Preferred Stock ..............................................................   (3,845,300)      (6,398,620)
                                                                                                      ------------     ------------
                     Net decrease in net assets resulting from dividends to shareholders ............  (16,331,826)     (32,555,397)
                                                                                                      ------------     ------------
===================================================================================================================================
Net Assets:          Total increase (decrease) in net assets ........................................    1,168,813      (62,014,566)
                     Beginning of period ............................................................  611,883,435      673,898,001
                                                                                                      ------------     ------------
                     End of period* ................................................................. $613,052,248     $611,883,435
                                                                                                      ============     ============
===================================================================================================================================
                    *Undistributed investment income--net ........................................... $  4,440,062     $  4,697,626
                                                                                                      ============     ============
===================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                    MuniYield Quality Fund, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived        For the Six
                     from information provided in the financial statements.           Months Ended
                                                                                       April 30,
                     Increase (Decrease) in Net Asset Value:                              2000
======================================================================================================
Per Share            Net asset value, beginning of period ...........................   $  13.54
Operating                                                                               --------
Performance:         Investment income--net .........................................        .54
                     Realized and unrealized gain (loss) on investments--net ........        .04
                                                                                        --------
                     Total from investment operations ...............................        .58
                                                                                        --------
                     Less dividends to Common Stock shareholders from investment
                     income--net ....................................................       (.41)
                                                                                        --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders:
                       Investment income--net .......................................       (.13)
                                                                                        --------
                     Net asset value, end of period .................................   $  13.58
                                                                                        ========
                     Market price per share, end of period ..........................   $ 11.625
                                                                                        ========
======================================================================================================
Total Investment     Based on market price per share ................................       (.20%)++
Return:**                                                                               ========
                     Based on net asset value per share .............................       3.86%++
                                                                                        ========
======================================================================================================
Ratios Based on      Total expenses*** ..............................................        .99%*
Average Net Assets                                                                      ========
Of Common Stock      Total investment income--net*** ................................       7.84%*
                                                                                        ========
                     Amount of dividends to Preferred Stock shareholders ............       1.87%*
                                                                                        ========
                     Investment income--net, to Common Stock shareholders ...........       5.96%*
                                                                                        ========
======================================================================================================
Ratios Based on      Total expenses .................................................        .67%*
Total Average Net                                                                       ========
Assets:***+          Total investment income--net ...................................       5.27%*
                                                                                        ========
======================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ......................       3.86%*
Average Net Assets                                                                      ========
Of Preferred Stock:
======================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period (in thousands)   $413,052
Data:                                                                                   ========
                     Preferred Stock outstanding, end of period (in thousands) ......   $200,000
                                                                                        ========
                     Portfolio turnover .............................................      20.23%
                                                                                        ========
======================================================================================================
Leverage:            Asset coverage per $1,000 ......................................   $  3,065
                                                                                        ========
======================================================================================================
Dividends Per Share  Series A--Investment income--net ...............................   $    524
On Preferred Stock                                                                      ========
Outstanding:         Series B--Investment income--net ...............................   $    489
                                                                                        ========
                     Series C--Investment income--net ...............................   $    426
                                                                                        ========
                     Series D--Investment income--net ...............................   $    484
                                                                                        ========
======================================================================================================


                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                    For the Year Ended October 31,
                                                                                        -------------------------------------------
                     Increase (Decrease) in Net Asset Value:                              1999         1998       1997        1996
===================================================================================================================================
Per Share            Net asset value, beginning of period ...........................   $  15.58     $  15.17   $  14.57   $  14.58
Operating                                                                               --------     --------   --------   --------
Performance:         Investment income--net .........................................       1.07         1.12       1.13       1.14
                     Realized and unrealized gain (loss) on investments--net ........      (2.04)         .40        .59       (.01)
                                                                                        --------     --------   --------   --------
                     Total from investment operations ...............................       (.97)        1.52       1.72       1.13
                                                                                        --------     --------   --------   --------
                     Less dividends to Common Stock shareholders from investment
                     income--net ....................................................       (.86)        (.88)      (.89)      (.90)
                                                                                        --------     --------   --------   --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders:
                       Investment income--net .......................................       (.21)        (.23)      (.23)      (.24)
                                                                                        --------     --------   --------   --------
                     Net asset value, end of period .................................   $  13.54     $  15.58   $  15.17   $  14.57
                                                                                        ========     ========   ========   ========
                     Market price per share, end of period ..........................   $12.0625     $15.5625   $14.4375   $ 12.875
                                                                                        ========     ========   ========   ========
===================================================================================================================================
Total Investment     Based on market price per share ................................     (17.61%)      14.33%     19.58%      9.12%
Return:**                                                                               ========     ========   ========   ========
                     Based on net asset value per share .............................      (7.62%)       8.93%     11.03%      6.93%
                                                                                        ========     ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses*** ..............................................        .95%         .91%       .94%       .96%
Average Net Assets                                                                      ========     ========   ========   ========
Of Common Stock:     Total investment income--net*** ................................       7.17%        7.30%      7.69%      7.79%
                                                                                        ========     ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders ............       1.41%        1.50%      1.56%      1.64%
                                                                                        ========     ========   ========   ========
                     Investment income--net, to Common Stock shareholders ...........       5.76%        5.80%      6.13%      6.15%
                                                                                        ========     ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses .................................................        .66%         .64%       .65%       .66%
Total Average Net                                                                       ========     ========   ========   ========
Assets:***+          Total investment income--net ...................................       4.99%        5.12%      5.32%      5.32%
                                                                                        ========     ========   ========   ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ......................       3.21%        3.51%      3.51%      3.61%
Average Net Assets                                                                      ========     ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period (in thousands)   $411,883     $473,898   $461,647   $443,154
Data:                                                                                   ========     ========   ========   ========
                     Preferred Stock outstanding, end of period (in thousands) ......   $200,000     $200,000   $200,000   $200,000
                                                                                        ========     ========   ========   ========
                     Portfolio turnover .............................................      91.78%       42.95%     36.87%     68.22%
                                                                                        ========     ========   ========   ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ......................................   $  3,059     $  3,369   $  3,308   $  3,216
                                                                                        ========     ========   ========   ========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net ...............................   $    824     $    961   $    864   $    953
On Preferred Stock                                                                      ========     ========   ========   ========
Outstanding:         Series B--Investment income--net ...............................   $    779     $    879   $    892   $    880
                                                                                        ========     ========   ========   ========
                     Series C--Investment income--net ...............................   $    809     $    815   $    884   $    888
                                                                                        ========     ========   ========   ========
                     Series D--Investment income--net ...............................   $    787     $    856   $    873   $    885
                                                                                        ========     ========   ========   ========
===================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.
++    Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures


                                    14 & 15

                                    MuniYield Quality Fund, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $131,261,217 and $119,168,242, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Losses             Losses
--------------------------------------------------------------------------------
Long-term investments ..................         $(5,341,960)       $(1,630,214)
Financial futures contracts ............            (420,300)                --
                                                 -----------        -----------
Total ..................................         $(5,762,260)       $(1,630,214)
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,630,214, of which $14,081,059 related to appreciated securities and $15,711,273 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $597,217,130.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.20%; Series B, 4.15%; Series C, 3.90%; and Series D, 4.70%.

Shares issued and outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $148,382 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $4,728,000, of which $1,083,000 expires in 2004 and $3,645,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067800 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


                                    16 & 17

                                    MuniYield Quality Fund, Inc., April 30, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its share holders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Director of MuniYield Quality Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MQY


                                    18 & 19

[BACK COVER]

MuniYield Quality Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16352--4/00

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